UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

Clear Skies Solar, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-53105	30-0401535
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 Sunrise Highway, Suite 227 Massapequa Park, New York	11762
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 809-0498

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The employment of Robert Parker as Chief Operating Officer of Clear Skies Solar, Inc. (the “Company”), as well as from any other positions he held at the Company and any of its subsidiaries or affiliates, ended effective June 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Solar, Inc.

Date: June 17, 2008	By:	/s/ Arthur L. Goldberg

Arthur L. Goldberg
Chief Financial Officer